                                                                   EXHIBIT 10.19
                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (this "Security Agreement", dated as of December 28, 2001, among APPLICA INCORPORATED, a Florida corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower (individually a "Guarantor" and collectively the "Guarantors"; the Guarantors together with the Borrower, individually a "Credit Party" and collectively the "Credit Parties"), and BANK OF AMERICA, N.A., in its capacity as the Agent for Lenders (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among the Borrower, the Guarantors, certain other Affiliates and Subsidiaries of Borrower, the Agent and the Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), the Lenders have agreed to make the Loans and issue or participate in Letters of Credit upon the terms set forth in the Credit Agreement;

                  WHEREAS, in order to induce Agent and Lenders to enter into the Credit Agreement and the other Loan Documents and to induce Lenders to make the Loans and issue Letters of Credit as provided for in the Credit Agreement, the Credit Parties have agreed to execute and deliver this Security Agreement to the Agent for the ratable benefits of the Lenders; and

                  WHEREAS, as collateral security for payment and performance of the Borrower's Obligations under the Credit Agreement and the Guarantor's obligations under the Subsidiary Guaranty (as defined in the Credit Agreement), the Borrower and each Guarantor is willing to grant to Agent for the benefit of Agent and the Lenders a security interest in certain of its personal property and assets;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS:

                  "Accounts" means all of the Credit Parties' now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

                  "Chattel Paper" means all of the Credit Parties' now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

                  "Deposit Accounts" means all "deposit accounts" as such term is defined in the UCC, now or hereafter held in the name of any Credit Party.

                  "Documents" means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Credit Party.

                  "Equipment" means all of the Credit Parties' now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by any Credit Party and all of such Credit Party's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "General Intangibles" means all of the Credit Parties' now owned or hereafter acquired general intangibles, choses in action (other than as against Agent, Bank or any Lender in connection with the Loan Documents) and causes of action and all other intangible personal property of the Credit Parties of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to any Credit Party in connection with the termination of any employee benefit plan or any rights thereto and any other amounts payable to any Credit Party from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which any Credit Party is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Credit Party.

                  "Goods" means all "goods" as defined in the UCC, now owned or hereafter acquired by a Credit Party, wherever located, including embedded software to the extent included in "goods" as defined in the UCC.

                  "Instruments" means all instruments as such term is defined in the UCC, now owned or hereafter acquired by a Credit Party.

                  "Inventory" means all of the Credit Parties' now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in any Credit Parties' business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

                  "Investment Property" means all of the Credit Parties' right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

                  "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the UCC, now owned or hereafter acquired by the Credit Parties, including rights to payment or performance under a letter of credit, whether or not any Credit Party, as beneficiary, has demanded or is entitled to demand payment or performance (other than any Letter of Credit issued for the account of a Credit Party pursuant to the Credit Agreement).

                  "Payment Account" means each bank account established pursuant to this Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Agent or any Credit Party, as the Agent may determine, on terms acceptable to the Agent.

                  "Proprietary Rights" means all of the Credit Parties' now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

                  "Software" means all "software" as such term is defined in the UCC, now owned or hereafter acquired by any Credit Party, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

                  "Supporting Obligations" means all supporting obligations as such term is defined in the UCC, now owned or hereafter acquired by any Credit Party.

                  "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

                  "Uniform Commercial Code Jurisdiction" means any jurisdiction that has adopted "Revised Article 9" of the UCC on or after July 1, 2001.

                  All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

         2.       GRANT OF LIEN.

                  (a) As security for all Obligations, each of the Credit Parties hereby grants to Agent, for the benefit of Agent and the Lenders, a continuing security interest in, lien on, assignment of and right of set-off against, all of the following property and assets of the Credit Parties, whether now owned or existing or hereafter acquired or arising, regardless of where located:

                  (i)      all Accounts;

                  (ii)     all Inventory;

                  (iii)    all Chattel Paper;

                  (iv)     all Documents;

                  (v)      all Instruments;

                  (vi)     all Supporting Obligations and Letter-of-Credit
                           Rights;

                  (vii) all General Intangibles (including payment intangibles and Software);

                  (viii)   all Goods;

                  (x)      all Equipment;

                  (xi)     all Investment Property;

                  (xii) all money, cash, cash equivalents, securities and other property of any kind of any Credit Party held directly or indirectly by Agent or any Lender;

                  (xiii) all of the Credit Parties' Deposit Accounts, credits, and balances with the Agent or any Lender or any of their Affiliates or any other financial institution with which any Credit Party maintains deposits, including any Payment Accounts;

                  (xiv) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

                  (xv) the commercial tort claims in which a Credit Party is a plaintiff: described in Schedule IV attached hereto.

                  (xvi) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing, together with, all equity interests in Subsidiaries to the extent pledged to Agent and all other property of the Credit Parties in which Agent or any Lender may at any time be granted a Lien as collateral for the Obligations, is herein collectively referred to as the "Collateral;" provided, however, that in no event shall the Collateral include, and no Credit Party shall be deemed to have granted a security interest in, any of the Borrower's or any applicable Credit Party's rights or interests in any license, contract or agreement to which the Borrower or the applicable Credit Party is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such license, contract or agreement or otherwise, result in a breach of the terms or constitute a default under such license, contract or agreement; provided, that immediately upon the ineffectiveness, waiver, lapse or termination of any such provision, the Collateral shall include, and the Borrower or the applicable Credit Party be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

                  (b) All of the Obligations shall be secured by all of the Collateral.

         3.       PERFECTION AND PROTECTION OF SECURITY INTEREST.

                  (a) The Credit Parties shall, at their expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent's Liens, including: (i) executing, delivering and/or filing and recording of the Copyright Security Agreements and Patent and Trademark Agreements and executing and filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent;
(ii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the collateral for which certificates of title have been issued, unless the Agent shall have obtained a Collateral Access Agreement in form and substance acceptable to the Agent from any applicable warehouseman; (iii) upon the occurrence of an Event of Default, transferring Inventory to warehouses or other locations designated by the Agent;
(iv) placing notations on the Credit Parties' books of account to disclose the Agent's security interest; and (v) taking such other steps as are deemed reasonably necessary by the Agent to maintain and protect the Agent's Liens. The Credit Parties agree that a carbon, photographic, photostatic, or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

                  (b) Promptly after the Agent's request therefore, the Credit Parties shall deliver to Agent all Collateral consisting of negotiable Documents, certificated securities (accompanied by stock powers executed in blank), Chattel Paper and Instruments.

                  (c) The Credit Parties shall, in accordance with the terms of the Credit Agreement, obtain or use their commercially reasonable efforts to obtain waivers or subordinations of Liens from landlords and mortgagees.

                  (d) If required by the terms of the Credit Agreement and not waived by Agent in writing (which waiver may be revoked), the Credit Parties shall obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Credit Party.

                  (e) If a Credit Party is or becomes the beneficiary of a letter of credit (other than those issued for the account of a Credit Party pursuant to the Credit Agreement), such Credit Party shall promptly notify Agent thereof and enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to Agent.

                  (f) The Credit Parties shall take all steps necessary to grant the Agent control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in the Uniform Electronic Transactions Act.

                  (g) The Credit Parties hereby irrevocably authorize Agent at any time and from time to time during the term of the Credit Agreement to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Credit Parties or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of New York for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Credit Party is an organization, the type of organization and any organization identification number issued to such Credit Party, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Credit Parties agree to furnish any such information to Agent promptly upon written request. Each Credit Party also ratifies its authorization for Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

                  (h) Each Credit Party shall promptly notify Agent of any commercial tort claim (as defined in the UCC) acquired by it and unless otherwise consented by Agent, such Credit Party shall enter into a supplement to this Security Agreement, granting to Agent a Lien in such commercial tort claim.

                  (i) From time to time, the Credit Parties shall, upon Agent's written request, execute and deliver confirmatory written instruments pledging to Agent, for the ratable benefit of Agent and the Lenders, the Collateral, but the Credit Parties' failure to do so shall not affect or limit any security interest or any other rights of Agent or any Lender in and to the Collateral with respect to the Credit Parties. So long as the Credit Agreement is in effect and until all Obligations have been fully satisfied, Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

                  (j) No Reincorporation. No Credit Party shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof or change its type of entity as identified on Schedule II without executing all necessary documents, instruments, financing statements, amendments thereto, assignments and/or other writings as Agent may reasonably request to protect or enforce its and Lenders' security interest in the Collateral.

                  (k) Terminations Amendments Not Authorized. Each Credit Party acknowledges that other than in connection with the Refinancing it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed pursuant to the Loan Documents without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to the rights of the Credit Parties under Section 9-509(d)(2) of the UCC.

                  (l) No Restriction on Payments to Agent. No Credit Party shall enter into any Contract that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing to Agent.

         4.       LOCATION OF COLLATERAL.

                  Each of the Credit Parties represents and warrants to the Agent and the Lenders that: (A) Schedule I is a correct and complete list of the location of the chief executive office, the location of its books and records, the locations of the Collateral (other than In-Transit Inventory) of each of the Credit Parties, and the locations of all of the other places of business of each of the Credit Parties; and (B) Schedule I correctly identifies any of such facilities and locations that are not owned by a Credit Party and sets forth the names of the owners and lessors or sublessors of such facilities and locations. Each of the Credit Parties covenants and agrees that it will not (i) maintain any Collateral (other than In-Transit Inventory) at any location other than those locations listed for such Credit Party on Schedule I, (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule I, unless it gives the Agent at least thirty (30) days' prior written notice thereof and executes any and all financing statements and other documents that the Agent reasonably requests in connection therewith.

         5.       JURISDICTION OF ORGANIZATION.

                  As to each Credit Party, Schedule II hereto identifies such Credit Party's name as of the Closing Date as it appears in official filings in the state of its incorporation or other organization, the type of entity of such Credit Party (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Credit Party's state of incorporation or organization or a statement that no such number has been issued and the jurisdiction in which such Credit Party is incorporated or organized.

         6.       TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL.

                  Each of the Credit Parties represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) each Credit Party has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens; (b) the Agent's Liens in the Collateral will not be subject to any prior Lien except for those Liens identified in clauses (a), (c), (d), (e), (g) or (i) of the definition of Permitted Liens; and (c) each

Credit Party will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only.

         5.       APPRAISALS.

                  At such reasonable times as Agent may request in writing, the Borrower shall, at its expense, provide Agent with appraisals or updates thereof (who, upon receipt, will promptly deliver the same to the Lenders) of any or all of the Collateral from an appraiser, and prepared on a basis, reasonably satisfactory to Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulation; provided, however, that so long as no Event of Default exists, the Borrower shall be responsible for the expense of no more than four (4) such appraisals in any calendar year.

         6.       [RESERVED]

         7.       COLLATERAL REPORTING.

                  The Borrower shall provide Agent with the following documents at the following times in form satisfactory to Agent: (a) on each Business Day for the preceding Business Day a schedule of the Credit Parties' Accounts created, credits given, cash collected and other adjustments to such Accounts since the last such schedule; (b) on a monthly basis, by the 15th day of the following month, or more frequently if requested by the Agent in writing, (i) an aging of such Accounts, together with a reconciliation to the corresponding Borrowing Base and to the Credit Parties' general ledger; (ii) an aging of each Credit Party's accounts payable; (iii) a detailed calculation of Eligible Accounts and Eligible Inventory (including In-Transit Inventory); and (iv) Inventory reports by SKU and location, together with a reconciliation to the corresponding Borrowing Base and to the applicable general ledgers; (c) upon Agent's written request and within a reasonable time after such request, copies of invoices in connection with such Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with such Accounts and for Inventory and Equipment acquired by a Credit Party, purchase orders and invoices; (d) such other reports as to the Collateral of the Borrower or another Credit Party as the Agent shall reasonably request from time to time; and (e) with the delivery of each of the foregoing, a certificate of the Borrower executed by a Responsible Officer certifying as to the accuracy and completeness of the foregoing. If any of Credit Parties' records or reports of the Collateral are prepared by an accounting service or other agent, the Credit Parties hereby authorize such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders.

         8.       ACCOUNTS.

                  (a) Each of the Credit Parties hereby represents and warrants to the Agent and the Lenders, with respect to such Credit Party's Accounts, that: (i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by such Credit Party, or rendition of services by such Credit Party, in the ordinary course of the Credit Party's business; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense, or counterclaim except those known to the applicable Credit Party and disclosed to the Agent and the Lenders pursuant to this Security Agreement; (iii) no credit, discount, or extension, or agreement will be granted on any Account, except for those immaterial credits, discounts or extensions granted by the applicable Credit Party in the ordinary course of business or consistent with past practices or except as reported to Agent and the Lenders in accordance with Section 9 of this Agreement; (iv) each copy of an invoice delivered to Agent by a Credit Party will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) all goods described in any invoice representing a sale of goods will have been delivered to the Account Debtor and all services of the Borrower described in each invoice will have been performed.

                  (b) The Credit Parties shall not re-date any invoice or sale, make sales on extended dating or extend or modify any Account beyond that customary in such Credit Party's business. If a Credit Party becomes aware of any matter adversely affecting the collectibility of any Account or the Account Debtor therefor involving an amount greater than $1,000,000, including information regarding the Account Debtor's creditworthiness, such Credit Party will promptly so advise the Agent.

                  (c) If a Credit Parties accepts any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account, no such instrument shall be considered as payment thereof and the applicable Credit Party will promptly deliver such instrument to the Agent, endorsed by such Credit Party to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, the Credit Party shall remain liable thereon until such instrument is paid in full.

                  (d) Each Credit Party shall notify the Agent promptly of all disputes and claims in excess of $500,000 with any Account Debtor Each Credit Party shall send Agent a copy of each credit memorandum in excess of $500,000 promptly after it has been issued, and such Credit Party shall promptly report that credit in accordance with Section 9(a) hereof. Agent may at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Agent or the Required Lenders, as applicable, shall consider advisable and, in all cases, Agent will credit the Borrower's Loan Account with the net amounts received by Agent in payment of any Accounts.

                  (e) Each Credit Party shall immediately report to Agent any return involving an amount in excess of $500,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to a Credit Party when an Event of Default exists, such Credit Party, upon the request of Agent, shall: (i) hold the returned Inventory in trust for the Agent;
(ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without Agent's prior written consent. All returned Inventory shall be subject to Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not be Eligible Inventory except to the extent provided in the Credit Agreement.

         9.       COLLECTION OF ACCOUNTS; PAYMENTS.

                  (a) Until Agent notifies the Borrower to the contrary in writing, each Credit Party shall make collection of its Accounts and other Collateral for Agent, shall receive all payments as Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a Payment Account established for the account of such Credit Party at a Clearing Bank acceptable to Agent, subject to a Blocked Account Agreement. On or prior to the date hereof, each Credit Party shall establish a lock-box service for collections of Accounts at a Clearing Bank acceptable to Agent and subject to a Blocked Account Agreement and other documentation acceptable to Agent. The Credit Parties shall instruct all Account Debtors to make all payments directly to the address established for such service. If, notwithstanding such instructions, a Credit Party receives any proceeds of Accounts, it shall receive such payments as Agent's trustee, and shall immediately deliver such payments to Agent in their original form duly endorsed in blank or deposit them into a Payment Account, as Agent may direct in writing. All collections received in any lock-box or Payment Account or directly by a Credit Party or Agent, and all funds in any Payment Account or other account to which such collections are deposited shall be subject to the Agent's control pursuant to the terms of any applicable Blocked Account Agreement. Agent or Agent's designee may, at any time after the occurrence of an Event of Default, notify Account Debtors in writing that the Accounts have been assigned to Agent and of Agent's security interest therein, and may collect them directly and charge the reasonable collection costs and expenses to the Loan Account as a Revolving Loan. Upon the occurrence and during the continuance of an Event of Default, the Credit Parties, at Agent's written request, shall execute and deliver to Agent such documents as Agent shall require to grant Agent access to any post office box in which collections of Accounts are received.

                  (b) If sales of Inventory are made or services are rendered for cash, the Credit Parties shall immediately deliver to the Agent or deposit into a Payment Account the cash which the Borrower receives.

                  (c) All payments received by the Agent in a Payment Account or at any other bank account designated by Agent in writing, will be the Agent's sole property for its benefit and the benefit of the Lenders and will be credited to the Loan Account in accordance with Section 3.7(a) of the Credit Agreement.

         10.      INVENTORY; PERPETUAL INVENTORY.

                  Each Credit Party represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by the Credit Parties is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of a Credit Party's business, and is and will be fit for such purposes. Each Credit Party agrees that all Inventory produced by it in the United States of America will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. The Credit Parties will conduct a physical count of the

Inventory at least once per Fiscal Year, which may be included in any appraisal to be performed in accordance with Section 7 hereof, and after and during the continuation of an Event of Default, at such other times as Agent requests in writing. Each Credit Party will maintain a perpetual inventory reporting system at all times. No Credit Party will, without Agent's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.

         11.      EQUIPMENT.

                  The Credit Parties shall promptly inform Agent of any material additions to or deletions from the Equipment. The Credit Parties shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property Agent does not have a Lien. The Credit Parties will not, without Agent's prior written consent (which consent shall not be unreasonably withheld), alter or remove any identifying symbol or number on any of a Credit Party's Equipment constituting Collateral.

         12.      DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER.

                  Each Credit Party represents and warrants to Agent and the Lenders that (a) all material Documents, Instruments, and Chattel Paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such Documents, Instruments, Letter of Credit Rights and Chattel Paper are and will be owned by a Credit Party, free and clear of all Liens other than Permitted Liens.

         13.      VOTING OF INVESTMENT PROPERTY.

                  (a) Until Agent shall have delivered a notice contemplated by clause (b) below, the Borrower and each Guarantor shall be entitled to vote or consent with respect to the Investment Property in any manner not inconsistent with the terms of any Loan Document, and Agent will, if so requested, execute appropriate revocable proxies therefor.

                  (b) Upon the occurrence and during the continuance of an Event of Default, if and to the extent that Agent shall so notify in writing the Borrower or the Guarantor pledging the Investment Property in question, only Agent shall be entitled to vote or consent or take any other action with respect to the Investment Properties (and the Borrower or the applicable Guarantor will, if so requested, execute appropriate proxies therefor).

         14.      POWER OF ATTORNEY.

                  Each Credit Party hereby appoints the Agent and the Agent's designee as such Credit Party's attorney, with power: (a) to endorse such Credit Party's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession; (b) to sign such Credit Party's name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting

Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred and is continuing, to notify the post office authorities to change the address for delivery of such Credit Party's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to the Credit Parties; (d) to send requests for verification of Accounts to customers or Account Debtors; (e) upon the occurrence and during the continuance of an Event of Default, to complete in such Credit Party's name or the Agent's name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) to clear Inventory through customs in such Credit Party's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in such Credit Party's name for such purpose; (g) to the extent that a Credit Party's authorization given in Section 3(g) of this Security Agreement is not sufficient, to file such financing statements with respect to this Security Agreement, with or without such Credit Party's signature, or to file a photocopy of this Security Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Credit Party's name such financing statements and amendments thereto and continuation statements which may require such Credit Party's signature; and (h) to do all things necessary to carry out the Credit Agreement and this Security Agreement. Each Credit Party ratifies and approves all actions of such attorney taken in accordance with the terms hereof and the Credit Agreement of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and the Obligations have been paid finally and in full.

         15.      THE AGENT'S AND LENDERS' RIGHTS, DUTIES AND LIABILITIES.

                  (a) The Credit Parties assume all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release the Borrower or any other Credit Party from any of the Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to or consent from the Credit Parties, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Credit Parties for the Obligations or under the Credit Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and the Borrower and any other Credit Party, provided, however, that any amounts received pursuant to any actions taken pursuant to this Section 17(a) shall be credited, net of costs of collection, to the Obligations in accordance with the terms of the Credit Agreement.

                  (b) It is expressly agreed by the Credit Parties that, anything herein to the contrary notwithstanding, the Credit Parties shall remain liable under each of its contracts and each of its licenses (to the extent such contracts and licenses remain in effect) to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any contract or license by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any contract or license pursuant hereto, except where Agent has expressly agreed otherwise. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Credit Party under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (c) Agent may at any time after an Event of Default has occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to Borrower, notify Account Debtors, and other Persons obligated on the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent, for itself and the benefit of Lenders. Upon the request of Agent, each of the Credit Parties shall so notify their respective Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, the Credit Parties shall not give any contrary instructions to such Account Debtor or other Person without Agent's prior written consent.

                  (d) Agent may at any time in Agent's own name or in the name of a Credit Party communicate with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Agent's satisfaction, the existence, amount and terms of Accounts, payment intangibles, Instruments or Chattel Paper. If a Default or Event of Default shall have occurred and be continuing, the Credit Parties, at their own expense, shall cause the independent certified public accountants then engaged by such Credit Parties to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent's request the following reports with respect to such Credit Party: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. The Credit Parties, at their own expense, shall deliver to Agent the results of each physical verification, if any, which a Credit Party may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

         16.      PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

                  (a) The Credit Parties do not have any interest in, or title to, any patent, trademark or copyright except as set forth in Schedule III hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent and Trademark

Agreements with the United States Patent and Trademark Office, perfected Liens in favor of Agent on the Credit Parties' patents, trademarks and copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from the Credit Parties. Upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent and Trademark Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect Agent's Lien on the Credit Parties' patents, trademarks or copyrights shall have been duly taken.

                  (b) The Borrower shall notify Agent immediately if it knows or has reason to know that any application or registration relating to any patent, trademark or copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding a Credit Party's ownership of any patent, trademark or copyright, its right to register the same, or to keep and maintain the same.

                  (c) Within forty-five (45) days of the last day of each fiscal quarter of the Credit Parties, the Credit Parties shall deliver to the Agent a schedule setting forth all material applications for the registration of any patent, trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency and, upon request of Agent, the Credit Parties shall execute and deliver any and all Patent and Trademark Agreements and all Copyright Security Agreements as Agent may request to evidence Agent's Lien on such patent, trademark or copyright, and the General Intangibles of such Credit Party relating thereto or represented thereby.

                  (d) The Credit Parties shall take all actions reasonably necessary to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless the Borrower shall determine that such patent, trademark or copyright is not material to the conduct of a Credit Party's business.

                  (e) In the event that any of the patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, Borrower shall notify Agent promptly after Borrower learns thereof. Borrower shall, unless it shall reasonably determine that such patent, trademark or copyright Collateral is not material to the conduct of a Credit Party's business or operations, promptly attempt to negotiate with such infringing party or sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and, upon the occurrence and during the continuance of an Event of Default, shall take such other actions as Agent shall deem appropriate under the circumstances to protect such patent, trademark or copyright Collateral.

         17.      INDEMNIFICATION.

                  In any suit, proceeding or action brought by Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, the Credit Parties, jointly and severally, will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by a Credit Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from a Credit Party, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of the Credit Parties shall be and remain enforceable against and only against the Credit Parties and shall not be enforceable against Agent or any Lender.

         18.      [RESERVED].

         19.      NOTICE REGARDING COLLATERAL.

                  Borrower will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or material claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a Material Adverse Effect.

         20.      REMEDIES; RIGHTS UPON DEFAULT.

                  (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Credit Parties expressly agree that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon a Credit Party or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of any Credit Party where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving a Credit Party or any other Person notice and opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Credit Parties hereby release. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on the premises of any Credit Party or elsewhere and shall have the right to use any Credit Party's premises without charge for such time or times as Agent deems necessary or advisable.

                  (b) Upon the occurrence and during the continuance of an Event of Default, each Credit Party further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and Borrower, whether at a Credit Party's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Credit Party to maintain or preserve the rights of a Credit Party as against third parties with respect to Collateral while Collateral is in the possession of Agent. Upon the occurrence and during the continuance of an Event of Default, Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Upon the occurrence and during the continuance of an Event of Default, Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to Borrower. Upon the occurrence and during the continuance of an Event of Default, to the maximum extent permitted by applicable law, the Credit Parties waive all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Credit Party agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. The Credit Parties shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including reasonable attorneys' fees or other expenses incurred by Agent or any Lender to collect such deficiency.

                  (c) Except as otherwise specifically provided herein, each Credit Party hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                  (d) The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied first to the expenses (including all attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Obligations in accordance with the terms of the Credit Agreement. Each Credit Party shall be liable to Agent and the Lenders and shall pay to Agent and the Lenders, on demand, any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral. Agent shall remit to such Credit Parties or other Person entitled thereto any surplus remaining after this Agreement has been terminated in accordance with Section 25(f) hereof.

                  (e) If an Event of Default under the Credit Agreement has occurred and is continuing: (i) Agent shall have for the benefit of the Lenders, in addition to all other rights of Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and the UCC; and (ii) Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as Agent deems advisable, in its sole discretion, and may, if Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Credit Party agrees that any notice by Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to each Credit Party if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) Business Days prior to such action to the Borrower's address specified in or pursuant to Section 13.8 of the Credit Agreement. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until Agent or the Lenders receive payment, and if the buyer defaults in payment, Agent may resell the Collateral without further notice to the Borrower or any Credit Party. Agent is hereby granted a license or other right to use, without charge, each Credit Party's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and each Credit Party's rights under all licenses and all franchise agreements shall inure to Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations. Agent will return any excess to the Borrower and the Borrower and each other Credit Party shall remain liable for any deficiency.

         21.      GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY.

                  For the purpose of enabling the Agent to exercise rights and remedies under Section 22 hereof (including, without limiting the terms of Section 22 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral), solely for such purpose and solely during such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Credit Party hereby grants to Agent, for the benefit of Agent and the Lenders, a nonexclusive license (which shall be irrevocable for so long as any Obligations remain outstanding and which shall be exercisable without payment of royalty or other compensation to the Credit Parties) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by a Credit Party (other than any Intellectual Property in connection with the Trademark License Agreement dated June 26, 1998 between Parent and The Black and Decker Corporation (other than as set forth in the Trademark Use Agreement)), and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         22.      LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF
COLLATERAL.

                  The Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         23.      MISCELLANEOUS.

                  (a) REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Borrower or any other Credit Party for liquidation or reorganization, should the Borrower or any other Credit Party become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Credit Party's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  (b) NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement and in
Section 22(e) hereof.

                  (c) SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Agent, the Lenders and the Credit Parties with respect to the matters referred to herein and therein.

                  (d) NO WAIVER; CUMULATIVE REMEDIES. Neither the Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Agent and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent and the Credit Parties.

                  (e) LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling in accordance with Section 25(c) above.

                  (f)      TERMINATION OF THIS SECURITY AGREEMENT. Subject to
Section 25(a) hereof, this Security Agreement shall terminate upon the termination of all Commitments, the satisfactory collateralization of all Letters of Credit and the payment in full of all other Obligations (other than indemnification Obligations as to which no claim has been asserted and to the extent necessary to satisfy the requirements of Section 22(d) hereof).

                  (g) SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of the Credit Parties hereunder shall be binding upon the successors and assigns of the Credit Parties (including any debtor-in-possession on behalf of a Credit Party) and shall, together with the rights and remedies of the Agent, for the benefit of the Agent and the Lenders, hereunder, inure to the benefit of the Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Agent, for the benefit of the Agent and the Lenders, hereunder. No Credit Party may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

                  (h) COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, including facsimile copies, each of which shall collectively and separately constitute one and the same agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

                  (i) GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH OF THE CREDIT PARTIES HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW

YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH OF THE CREDIT PARTIES EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE CREDIT PARTIES HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH OF THE CREDIT PARTIES HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE CREDIT PARTIES AT THE ADDRESS SET FORTH IN SECTION 13.8 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

                  (j) WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND THE CREDIT PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

                  (k) SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  (l) NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

                  (m) ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 25(i) and Section 25(j), with its counsel.

                  (n) BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

                  [Signatures will commence on following page]

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

BORROWER:                           APPLICA INCORPORATED, a Florida
                                    corporation



                                    By: /s/ Adam L. Kaplan
                                        ---------------------------------------
                                    Name: Adam L. Kaplan
                                    Title:   Treasurer

GUARANTORS:                         APPLICA CONSUMER PRODUCTS, INC.,
                                    a Florida corporation



                                    By: /s/ Adam L. Kapln
                                        ---------------------------------------
                                    Name: Adam L. Kaplan
                                    Title:   Treasurer

                                    WD DELAWARE, INC., a Delaware
                                    corporation



                                    By: /s/ Adam L. Kaplan
                                        ---------------------------------------
                                    Name: Adam L. Kaplan
                                    Title:   Treasurer

                                    HP INTELLECTUAL CORP., a Delaware
                                    corporation



                                    By: /s/ Adam L. Kaplan
                                        ---------------------------------------
                                    Name: Adam L. Kaplan
                                    Title:   Treasurer

                                    WINDMERE HOLDINGS CORPORATION, a Delaware corporation



                                    By:/s/ Adam L. Kaplan
                                        ---------------------------------------
                                    Name: Adam L. Kaplan
                                    Title:   Treasurer

                    [Signatures continued on following page]

                                    HP DELAWARE, INC., a Delaware
                                    corporation



                                    By: /s/ Adam L. Kaplan
                                        ---------------------------------------
                                    Name: Adam L. Kaplan
                                    Title:   Treasurer

                                    HPG LLC, a Delaware limited liability
                                    company



                                    By: /s/ Adam K. Kaplan
                                        ---------------------------------------
                                    Name: Adam L. Kaplan
                                    Title: Treasurer

                                    HP AMERICAS, INC., a Delaware corporation



                                    By:  /s/ Adam L. Kaplan
                                        ---------------------------------------
                                    Name: Adam L. Kaplan
                                    Title: Treasurer


                                    BANK OF AMERICA, N.A.,
                                    as Agent



                                    By: /s/ Stuart A. Hall
                                        ---------------------------------------
                                    Name: Stuart A. Hall
                                    Title: Vice President